Restructuring Charges	12 Months Ended
Mar. 28, 2015
Restructuring and Related Activities [Abstract]
Restructuring Charges
11.	Restructuring Charges:

In July 2014, the Company provided to its senior secured lenders and announced an operational restructuring plan to reduce corporate overhead costs, improve profitability and drive efficiency within the organization. The restructuring plan included consolidating most of its corporate administrative workforce from its regional office in Tamarac, Florida to its Montreal corporate head office as well as the outsourcing of a portion of the Company’s jewelry manufacturing and other corporate office staff reductions. During fiscal 2015, the Company recorded $2.6 million of restructuring charges. These charges included $1.4 million of severance and employee retention related charges and $0.6 million of transition-related charges associated with the consolidation of positions to Montreal including temporary duplication of salaries during the transition, recruitment costs for positions transferred to Montreal and travel and relocation costs. Restructuring charges also included the recording of a $0.5 million loss on the sublet of a portion of the Tamarac facility and $0.1 million of commission costs associated with the sublease agreement. The Company expects to incur additional restructuring charges of approximately $0.6 million in fiscal 2016 primarily associated with severance and temporary duplication of salaries during the transition of positions from Tamarac to Montreal. These charges represent the last of the expected costs related to the restructuring plan. As of March 28, 2015, accounts payable and accrued liabilities related to these restructuring charges are $1.4 million and cash paid during fiscal year 2015 for such charges was $1.2 million.